Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Shareholders' Equity
11. Shareholders’ Equity
Authorized Shares
At December 31, 2017 and 2016, the total authorized share capital (common and preferred) of the Company was $200 million.
Common Shares
Following the completion of the Merger on March 18, 2016, each publicly traded common share issued and outstanding was cancelled and converted into $137.50 in cash per share and a one-time special pre-closing cash dividend of $3.00 per common share was paid. The common shares were delisted from the NYSE and one common share at $1.00 par value was issued to Exor N.V., representing 100% common share ownership of the Company.
On October 27, 2016, Exor N.V. was renamed EXOR Nederland N.V.
On November 24, 2016, the one common share of $1.00 par value was subdivided into 100 million authorized and issued Class A shares of $0.00000001 par value each. At December 31, 2017 and 2016, the issued and outstanding common share capital was $1.00.
Redeemable Preferred Shares
At December 31, 2017 and 2016, the Company's issued and outstanding redeemable preferred shares, each with a par value of $1.00 per share, were as follows (in millions of U.S. dollars, except percentage amounts):

	Series F	Series G	Series H	Series I	Total
Date of issuance	February 2013	May 2016	May 2016	May 2016
Number of preferred shares outstanding	2,679,426	6,415,264	11,753,798	7,320,574	28,169,062
Annual dividend rate	5.875%	6.5%	7.25%	5.875%
Underwriting discounts and commissions (1)	$2.3	$5.4	$9.5	$6.4	$23.6
Aggregate liquidation value, at $25 per share	$67.0	$160.4	$293.8	$183.0	$704.2

(1)
Underwriting discounts and commissions represent the original amounts paid to issue Series D, E and F shares. These amounts were reallocated on a pro-rata basis between the previously issued and the newly issued shares as a result of the share exchange in May 2016 for $nil consideration described below.

In accordance with the terms of the Merger Agreement, upon effecting the Merger, EXOR S.p.A. paid cash of $1.25 per share for an aggregate payment of approximately $43 million in the aggregate to the preferred shareholders and agreed to launch an exchange offer. On April 1, 2016, the Company launched the exchange offer whereby participating preferred shareholders could exchange any or all existing preferred shares for newly issued preferred shares reflecting, subject to certain exceptions contained in the existing preferred shares, an extended call date of the fifth anniversary from the date of issuance, and a restriction on payment of dividends on common shares declared with respect to any fiscal quarter to an amount not exceeding 67% of net income during such fiscal quarter until December 31, 2020. The terms of the newly issued preferred shares would otherwise remain identical in all material respects to the Company’s existing preferred shares, as described below. The exchange offer expired on April 29, 2016 and on May 1, 2016, 6,415,264 Series D, 11,753,798 Series E and 7,320,574 Series F preferred shares were exchanged for an equivalent number of Series G, Series H and Series I preferred shares, respectively. There was no consideration paid and no increase in fair value of the preferred shares as a result of the exchange and, as a result, the exchange was considered a modification of the preferred shares with no gain or loss or deemed dividend arising as a result of the exchange. As a result of the exchange offer, the Company cancelled the Series D, E and F preferred shares tendered in the exchange offer. Non-tendered preferred shares not exchanged and the new Series G, H and I preferred shares remain outstanding and will continue to be listed on the NYSE until redeemed.
On November 1, 2016, the Company redeemed 2,784,736 Series D and 3,196,202 Series E preferred shares at their redemption price of $25 per share for an aggregate liquidation value of $150 million. In addition, unpaid preferred dividends accrued to the redemption date totaling $2 million were paid. In connection with the redemption, the Company recognized a loss of $5 million related to the deferred issuance costs paid upon issuance which were included in additional paid-in capital related to the Series D and E preferred shares. The loss on redemption of preferred shares of $5 million was recognized as a deemed preferred dividend in retained earnings and in determining the net income attributable to the PartnerRe Ltd. common shareholder in 2016.
The redemption price of all preferred shares is $25 per share plus accrued and unpaid dividends without interest at any time or in part from time to time on or after the fifth anniversary from date of issuance.
The Company may redeem the Series F preferred shares at any time or in part from time to time on or after March 1, 2018. The Company may also redeem the Series F preferred shares at any time upon the occurrence of a certain “capital disqualification event” or certain changes in tax law.
The Company may redeem each of the Series G, H and I preferred shares on or after May 1, 2021.
Dividends on the Series F and I preferred shares are non-cumulative and are payable quarterly. Dividends on the Series G and H preferred shares are cumulative from the date of issuance and are payable quarterly in arrears.
In the event of liquidation of the Company, Series F, G, H and I preferred shares rank on parity with each other but rank senior to the common shares. The holders of the Series F, G, H and I preferred shares would receive a distribution of $25 per share, or the aggregate liquidation value. In addition, upon liquidation, non-cumulative Series F and I preferred shares would receive any declared but unpaid dividends while the cumulative Series G and H preferred shares would receive any accrued but unpaid dividends.